EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust") registered as an investment company under the Investment Company Act (File No. 811-21720), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for it and in its name, place and stead, and its capacity as a Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 17th day of July, 2008.

ATTEST:

NORTHERN LIGHTS FUND TRUST

By:

/S/

 By:

/S/

       Emile Molineaux, Secretary

        Andrew Rogers, President

STATE OF NEW YORK

)

)

ss:

COUNTY OF SUFFOLK

)

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers, President and Emile Molineaux, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of July, 2008.

/S/ Stephanie Hardie

Notary Public

My commission expires: Oct. 29, 2011

STEPHANIE HARDIE NOTARY PUBLIC STATE OF NEW YORK QUALIFIED IN SUFFOLK COUNTY COMM. EXP. OCT. 29, 2011

EXECUTION COPY

POWER OF ATTORNEY

CERTIFICATE

The undersigned, Secretary of NORTHERN LIGHTS FUND TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held July 22, 2008, and is in full force and effect:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), registered as an investment company under the Investment Company Act (File No. 811-21720), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  July 17, 2008

/S/

Emile Molineaux, Secretary

NORTHERN LIGHTS FUND TRUST

EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust") registered as an investment company under the Investment Company Act (File No. 811-21720), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

WHEREAS, the undersigned is President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX and KEVIN WOLF, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of July, 2008.

NORTHERN LIGHTS FUND TRUST

By:

/S/

Andrew Rogers

President and Principal Executive Officer

STATE OF UTAH

)

)

ss:

COUNTY OF

SUMMIT

)

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers,  who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of July, 2008.

/S/ Mary Ann Senn

Notary Public

My commission expires:

01/07/2011

MARY ANN SENN NOTARY PUBLIC – STATE OF UTAH 6480 N. HWY. 224 PARK CITY, UT 84098 COMM. EXP. 01-07-2011

EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust") registered as an investment company under the Investment Company Act (File No. 811-21720), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX and ANDREW ROGERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of July, 2008.

/S/

Kevin Wolf

Treasurer and Principal Financial Officer

STATE OF NEW YORK

)

)

ss:

COUNTY OF SUFFOLK

)

Before me, a Notary Public, in and for said county and state, personally appeared Kevin Wolf, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of July, 2008.

/S/ Stephanie Hardie

Notary Public

My commission expires: Oct 29, 2011

STEPHANIE HARDIE NOTARY PUBLIC STATE OF NEW YORK QUALIFIED IN SUFFOLK COUNTY COMM. EXP. OCT. 29, 2011

EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust") registered as an investment company under the Investment Company Act (File No. 811-21720), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of July, 2008.

/S/

Michael Miola

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF SUFFOLK

)

Before me, a Notary Public, in and for said county and state, personally appeared Michael Miola,  known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of July, 2008.

/S/ Stephanie Hardie

Notary Public

My commission expires: Oct. 29, 2011

STEPHANIE HARDIE NOTARY PUBLIC STATE OF NEW YORK QUALIFIED IN SUFFOLK COUNTY COMM. EXP. OCT. 29, 2011

EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust") registered as an investment company under the Investment Company Act (File No. 811-21720), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and his office and capacity in the Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23 day of July 2008.

/S/

L. Merill Bryan, Jr.

Trustee

STATE OF UTAH

)

)

ss:

COUNTY OF SUMMIT

)

Before me, a Notary Public, in and for said county and state, personally appeared L. Merill Bryan, Jr., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 23 day of July, 2008.

/S/ Mary Ann Senn

Notary Public

My commission expires: Oct. 29, 2011

MARY ANN SENN NOTARY PUBLIC – STATE OF UTAH 6480 N. HWY. 224 PARK CITY, UT 84098 COMM. EXP. 01-07-2011

EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUNHAM FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust") registered as an investment company under the Investment Company Act (File No. 811-21720), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead,  and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of July, 2008.

/S/

Gary Lanzen

Trustee

STATE OF NEVADA

)

)

ss:

COUNTY OF CLARK

)

Before me, a Notary Public, in and for said county and state, personally appeared Gary Lanzen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of July, 2008.

/S/ Jon D. Grenier Jr.

Notary Public

My commission expires: 3/07

Jon D. Grenier Jr. Notary Public State of Nevada No. 05-95358-1 My appt. exp. Mar. 29, 2009

EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUNHAM FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust") registered as an investment company under the Investment Company Act (File No. 811-21720), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead,  and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July, 2008.

/S/

Anthony Hertl

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF SUFFOLK

)

Before me, a Notary Public, in and for said county and state, personally appeared Anthony Hertl, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of July, 2008.

/S/ Robert Dillon

Notary Public

  My commission expires: 12/24/2011

Robert Dillon Notary Public State of New York My Comm. Exp. 12-24-2011